Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act requires the Fund's executive officers, directors and certain persons affiliated with the manager, and persons who own beneficially, directly or indirectly, more than 10% of the Fund's outstanding interests (collectively, the "Reporting Persons"), file Forms 3, 4, and 5 with the SEC, by or on behalf of the Reporting Persons. Reporting Persons are required by SEC regulations to furnish to the Fund copies of all
Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner, except that one Form 4 was filed late for Robert DiMella, a portfolio manager of the Fund.